                                                                      Exhibit 99

                            Joint Filer Information

Designated Filer:           Galindo, Arias & Lopez

Issuer & Ticker Symbol:     Citizens, Inc.  (CIA)

Date of Event
Requiring Statement:        8/9/05

GALA MANAGEMENT SERVICES, INC.*               REGAL TRUST (BVI) LTD.*

By: /s/ Tomas Herrera                         By: /s/ Tomas Herrera
    ------------------------------                ------------------------------
Name:  Tomas Herrera                          Name:  Tomas Herrera
Title: Attorney-in-fact                       Title: Attorney-in-fact

GAMASE INSUREDS TRUST*                        CICA POLICYHOLDERS TRUST*

By: /s/ Tomas Herrera                         By: /s/ Tomas Herrera
    ------------------------------                ------------------------------
Name:  Tomas Herrera                          Name:  Tomas Herrera
Title: Attorney-in-fact                       Title: Attorney-in-fact

GAMASE AGENTS TRUST*                          CICA ASSOCIATES TRUST*

By: /s/ Tomas Herrera                         By: /s/ Tomas Herrera
    ------------------------------                ------------------------------
Name:  Tomas Herrera                          Name:  Tomas Herrera
Title: Attorney-in-fact                       Title: Attorney-in-fact

GALINDO, ARIAS & LOPEZ*

By: /s/ Tomas Herrera
    ------------------------------
Name:  Tomas Herrera
Title: Partner

*The address of this entity is:
 c/o Galindo, Arias & Lopez
 Scotia Plaza, 9th Floor
 Federico Boyd Avenue 18 and 51 Street
 Panama 5
 Republic of Panama

                                                           Annex 1 to Exhibit 99

                                POWER OF ATTORNEY

     The undersigned director and/or officer of Gala Management  Services,  Inc.
(the  "Company"),  does  hereby  constitute  and  appoint  Tomas  Herrera as the undersigned's  true  and  lawful  attorney-in-fact  and  agent to do any and all things in the undersigned's  name and behalf in the undersigned's  capacity as a director  and/or officer of the Company,  and to execute any and all instruments for the  undersigned  and in the  undersigned's  name and capacity as a director and/or  officer  that such person or persons may deem  necessary or advisable to enable the Company to comply with the United States  Securities  Exchange Act of
1934,  as  amended,  including  specifically,  but not  limited  to,  power  and authority  to sign for the  undersigned  in the  capacity  as a director  and/or officer of the Company  any and all filings  with the  Securities  and  Exchange
Commission  and  any  and  all  amendments  thereto,   including  post-effective
amendments,  and the  undersigned  does hereby  ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof.

                                                      /s/ DIEGO A. DE LA GUARDIA
                                                      --------------------------
                                                             (Signature)

                                       Printed Name: DIEGO A. DE LA GUARDIA
                                                     ----------------------

                                       Dated and effective as of October 6, 2005

                                POWER OF ATTORNEY

     The  undersigned  director  and/or  officer of GAMASE  Insureds  Trust (the
"Company"),   does  hereby   constitute   and  appoint   Tomas  Herrera  as  the
undersigned's  true  and  lawful  attorney-in-fact  and  agent to do any and all things in the undersigned's  name and behalf in the undersigned's  capacity as a director  and/or officer of the Company,  and to execute any and all instruments for the  undersigned  and in the  undersigned's  name and capacity as a director and/or  officer  that such person or persons may deem  necessary or advisable to enable the Company to comply with the United States  Securities  Exchange Act of
1934,  as  amended,  including  specifically,  but not  limited  to,  power  and authority  to sign for the  undersigned  in the  capacity  as a director  and/or officer of the Company  any and all filings  with the  Securities  and  Exchange
Commission  and  any  and  all  amendments  thereto,   including  post-effective
amendments,  and the  undersigned  does hereby  ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof.

                                                      /s/ DIEGO A. DE LA GUARDIA
                                                      --------------------------
                                                             (Signature)

                                       Printed Name:  DIEGO A. DE LA GUARDIA
                                                      ----------------------

                                       Dated and effective as of October 6, 2005

                                POWER OF ATTORNEY

     The  undersigned  director  and/or  officer  of GAMASE  Agents  Trust  (the
"Company"),   does  hereby   constitute   and  appoint   Tomas  Herrera  as  the
undersigned's  true  and  lawful  attorney-in-fact  and  agent to do any and all things in the undersigned's  name and behalf in the undersigned's  capacity as a director  and/or officer of the Company,  and to execute any and all instruments for the  undersigned  and in the  undersigned's  name and capacity as a director and/or  officer  that such person or persons may deem  necessary or advisable to enable the Company to comply with the United States  Securities  Exchange Act of
1934,  as  amended,  including  specifically,  but not  limited  to,  power  and authority  to sign for the  undersigned  in the  capacity  as a director  and/or officer of the Company  any and all filings  with the  Securities  and  Exchange
Commission  and  any  and  all  amendments  thereto,   including  post-effective
amendments,  and the  undersigned  does hereby  ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof.

                                                      /s/ DIEGO A. DE LA GUARDIA
                                                      --------------------------
                                                             (Signature)

                                       Printed Name:  DIEGO A. DE LA GUARDIA
                                                      ----------------------

                                       Dated and effective as of October 6, 2005

                                POWER OF ATTORNEY

     The  undersigned  director  and/or  officer of Regal Trust (BVI) Ltd.  (the
"Company"),   does  hereby   constitute   and  appoint   Tomas  Herrera  as  the
undersigned's  true  and  lawful  attorney-in-fact  and  agent to do any and all things in the undersigned's  name and behalf in the undersigned's  capacity as a director  and/or officer of the Company,  and to execute any and all instruments for the  undersigned  and in the  undersigned's  name and capacity as a director and/or  officer  that such person or persons may deem  necessary or advisable to enable the Company to comply with the United States  Securities  Exchange Act of
1934,  as  amended,  including  specifically,  but not  limited  to,  power  and authority  to sign for the  undersigned  in the  capacity  as a director  and/or officer of the Company  any and all filings  with the  Securities  and  Exchange
Commission  and  any  and  all  amendments  thereto,   including  post-effective
amendments,  and the  undersigned  does hereby  ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof.

                                                      /s/ DIEGO A. DE LA GUARDIA
                                                      --------------------------
                                                             (Signature)

                                       Printed Name:  DIEGO A. DE LA GUARDIA
                                                      ----------------------

                                       Dated and effective as of October 6, 2005

                                POWER OF ATTORNEY

     The undersigned  director and/or officer of CICA  Policyholders  Trust (the
"Company"),   does  hereby   constitute   and  appoint   Tomas  Herrera  as  the
undersigned's  true  and  lawful  attorney-in-fact  and  agent to do any and all things in the undersigned's  name and behalf in the undersigned's  capacity as a director  and/or officer of the Company,  and to execute any and all instruments for the  undersigned  and in the  undersigned's  name and capacity as a director and/or  officer  that such person or persons may deem  necessary or advisable to enable the Company to comply with the United States  Securities  Exchange Act of
1934,  as  amended,  including  specifically,  but not  limited  to,  power  and authority  to sign for the  undersigned  in the  capacity  as a director  and/or officer of the Company  any and all filings  with the  Securities  and  Exchange
Commission  and  any  and  all  amendments  thereto,   including  post-effective
amendments,  and the  undersigned  does hereby  ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof.

                                                      /s/ DIEGO A. DE LA GUARDIA
                                                      --------------------------
                                                             (Signature)

                                       Printed Name:  DIEGO A. DE LA GUARDIA
                                                      ----------------------

                                       Dated and effective as of October 6, 2005

                                POWER OF ATTORNEY

     The  undersigned  director  and/or  officer of CICA  Associates  Trust (the
"Company"),   does  hereby   constitute   and  appoint   Tomas  Herrera  as  the
undersigned's  true  and  lawful  attorney-in-fact  and  agent to do any and all things in the undersigned's  name and behalf in the undersigned's  capacity as a director  and/or officer of the Company,  and to execute any and all instruments for the  undersigned  and in the  undersigned's  name and capacity as a director and/or  officer  that such person or persons may deem  necessary or advisable to enable the Company to comply with the United States  Securities  Exchange Act of
1934,  as  amended,  including  specifically,  but not  limited  to,  power  and authority  to sign for the  undersigned  in the  capacity  as a director  and/or officer of the Company  any and all filings  with the  Securities  and  Exchange
Commission  and  any  and  all  amendments  thereto,   including  post-effective
amendments,  and the  undersigned  does hereby  ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof.

                                                      /s/ DIEGO A. DE LA GUARDIA
                                                      --------------------------
                                                             (Signature)

                                       Printed Name:  DIEGO A. DE LA GUARDIA
                                                      ----------------------

                                       Dated and effective as of October 6, 2005